UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 8, 2026
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Vitesse Energy, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-41546	88-3617511
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS. Employer Identification No.)

5619 DTC Parkway, Suite 700 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (720) 361-2500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VTS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02    Unregistered Sales of Equity Securities
On April 8, 2026, Vitesse Energy, Inc. (the “Company”) issued 1,935,698 shares of common stock, par value $0.01 per share, of the Company (the “common stock”), to a third party seller (“Seller”) in exchange for certain non-operated oil and gas assets (the “Acquisition”).

The issuance of the common stock was made in reliance on the exemption from registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof.

Item 8.01    Other Events
On April 8, 2026, the Company entered into a registration rights agreement with the Seller, whereby the Company, among other things, agreed to file with the Securities and Exchange Commission a shelf registration statement registering for resale the shares of common stock issued to the Seller as consideration in connection with the closing of the Acquisition and to use its commercially reasonable efforts to maintain an effective resale shelf registration statement and granted piggyback registration rights in certain circumstances. The Company agreed to pay all fees and expenses with respect to the filing of such shelf registration statement, and the reasonable fees and disbursements of one special legal counsel to represent all selling stockholders in an underwritten offering not to exceed $100,000 per underwritten offering, excluding certain expenses.

The foregoing description of the registration rights agreement is a summary only and is qualified in its entirety by reference to the agreement, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits
(d)

Exhibit Number	Description

4.1	Registration Rights Agreement, dated as of April 8, 2026, by and among Vitesse Energy, Inc., Titan Exploration, LLC and the other parties thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 10, 2026	VITESSE ENERGY, INC.

/s/ James P. Henderson
James P. Henderson
Chief Financial Officer